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                          GATEWAY SMALL CAP INDEX FUND


                        SUPPLEMENT DATED AUGUST 15, 2001
                                       TO
                          PROSPECTUS DATED MAY 1, 2000


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The following material supplements the Prospectus dated May 1, 2000 (as supplemented May 1, 2001) for the Gateway Small Cap Index Fund (the "Fund"), a series of the Gateway Trust.

On August 14, 2001, the Board of Trustees of the Gateway Trust approved the termination of the Gateway Small Cap Index Fund ("Small Cap Fund"). Effective immediately, shares of the Small Cap Fund are no longer offered for sale and any purchase order for shares of the Small Cap Fund will be returned to the investor.